Exhibit 99.1

Contacts:	Debbie O'Brien	Cherryl Valenzuela
	Global Communications	Investor Relations
	+ 1 650 385 5735	+ 1 650 385 5289
	dobrien@informatica.com	cvalenzuela@informatica.com

INFORMATICA REPORTS SECOND QUARTER REVENUES OF $250.7 MILLION
Achieves 13 Percent Software Revenue Growth and 43 Percent Subscription Revenue Growth

•	Achieved over $1 billion of revenues in a 12-month period for the first time in company history

•	Second quarter software revenues of $103.5 million, up 13 percent year-over-year

•	Second quarter subscription revenues of $16.2 million, up 43 percent year-over-year

•	Second quarter GAAP earnings per diluted share of $0.20, up 25% year-over-year, and non-GAAP earnings per diluted share of $0.35, up 13% year-over-year
REDWOOD CITY, Calif., July 24, 2014 - Informatica Corporation (Nasdaq:INFA), the world's number one independent provider of data integration software, today announced financial results for the second quarter ended June 30, 2014.
“I would like to recognize the Informatica team for achieving a significant corporate milestone: exceeding $1 billion dollars in revenue over the past 12-month period,” said Sohaib Abbasi, chairman and chief executive officer, Informatica. “We are positioned for sustained growth with an expansive product portfolio and an innovation plan that are well-aligned with the strategic priorities of our customers.”
Financial Highlights for the Second Quarter Ended June 30, 2014
Total revenues for the second quarter of 2014 were $250.7 million, an increase of 13 percent from $222.4 million in the second quarter of 2013. Software revenues were $103.5 million, an increase of 13 percent from $91.4 million in the second quarter of 2013. Within software revenues, license revenues were $87.3 million, up nine percent year-over-year, and subscription revenues were $16.2 million, up 43 percent year-over-year.
Income from operations for the second quarter of 2014, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $33.8 million, up 30 percent from $25.9 million in the second quarter of 2013.
GAAP net income for the second quarter of 2014 was $22.8 million, up 26 percent from $18.2 million in the second quarter of 2013, and GAAP net income per diluted share was $0.20, up 25 percent from $0.16 per diluted share in the second quarter of 2013.
Non-GAAP income from operations for the second quarter of 2014 was $54.6 million, up 10 percent from $49.6 million in the second quarter of 2013. Non-GAAP net income for the second quarter of 2014 was $38.5 million, up 13 percent from $34.1 million in the second quarter of 2013 and non-GAAP net income per diluted share was $0.35, up 13 percent from $0.31 per diluted share in the second quarter of 2013. These non-GAAP results exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, building operating expenses related to the headquarters move, acquisition and other charges (benefit), acquisition integration-related tax expenses, and stock-based compensation. A reconciliation of GAAP results to non-GAAP results is included below.
For the six month period ended June 30, 2014, total revenues were $493.8 million, up 13 percent from $436.7 million in the first six months of 2013. Software revenues for the first six months of 2014 were $206.5 million, up 15 percent from $179.3 million in the first six months of 2013. Within software revenues, license revenues were $175.8 million, up 11 percent year-over-year, and subscription revenues were $30.7 million, up 45 percent year-over-year. Income from operations for the first six months of 2014, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $70.6 million, up 40 percent from $50.6 million in the first six months of 2013. GAAP net income for the first six months of 2014 was $47.7 million, up 32 percent from $36.1 million in the first six months of 2013, and GAAP net income per diluted share was $0.43, up 34 percent from $0.32 per diluted share in the first six months of 2013. Non-GAAP income from operations for the first six months of 2014 was $111.3 million, up 14 percent from $97.8 million in the first six months of 2013. Non-GAAP net income for the first six months of 2014 was $78.1 million, up 13 percent from $68.9 million in the first six months of 2013 and non-GAAP net income per diluted share was $0.70, up 13 percent from $0.62 per diluted share in the first six months of 2013.
Additional Highlights Since April 2014:

•
Announced role transition for Earl Fry. Informatica's CFO, CAO and executive vice president, global customer support and services, will transition to a new role within the company by the end of 2014. Mr Fry will retain responsibility for global customer support and professional services, as well as assume additional business planning and operational responsibilities. Mr. Fry will continue to serve as Informatica's CFO until a replacement has been named.

•
Announced appointment of Charles Race as EVP, Worldwide Field Operations. Mr. Race, currently Informatica's senior vice president, EMEA sales, brings over nine years of strong leadership experience with the company. He will replace John McGee, who is departing Informatica for another opportunity.

•
Approved additional $100 million stock repurchase authorization. Informatica’s Board of Directors has approved an additional $100 million to augment the existing authorization under the company’s common stock repurchase program.

•	Acquired StrikeIron, Inc. to extend cloud-based data-as-a-service offering. StrikeIron expands Informatica Cloud capabilities to now include phone, e-mail and SMS data validation services.

•
Hosted largest and most successful Informatica World to date. Attendees were up 17 percent year-over-year. Conference highlights included: keynotes from strategic partners, such as Cloudera and Amazon, and presentations by 76 customers showcasing initiatives in areas such as Big Data and the Internet of Things.

•
Introduced several new products based on Informatica’s Intelligent Data Platform (IDP). These include data-centric security (Secure@Source), self-service data integration for business users (Project Springbok) and 360-degree views of business entities (MDM 10).

•
Announced a 60-day free trial of Informatica Cloud for Amazon Redshift. The free trial enables companies to quickly and reliably import data into Amazon Redshift from on-premises enterprise systems or other cloud applications.

•	Recognized as a leader in five recent independent market research studies.

◦	Gartner positioned Informatica in the leaders quadrant of its 2014 Magic Quadrant for Data Integration Tools and 2014 Magic Quadrant for Structured Data Archiving and Application Retirement reports.

◦
Forrester named Informatica a leader in three The Forrester Wave™ reports: Product Information Management (Q2 2014), Data Governance Tools (Q2 2014) and Big Data Streaming Analytics Platforms (Q3 2014).

Conference Call and Webcast
Informatica will discuss its second quarter 2014 results on a conference call today beginning at 2:00 p.m. PT. The live conference call can be accessed at http://www.informatica.com/investor or by dialing 888-339-2688, passcode 28480250. A replay of the call will also be available by dialing (888) 286-8010, passcode 90104010.
About Informatica
Informatica Corporation (Nasdaq:INFA) is the world's number one independent provider of data integration software. Organizations around the world rely on Informatica to realize their information potential and drive top business imperatives. Informatica Vibe, the industry’s first and only embeddable virtual data machine (VDM), powers the unique “Map Once. Deploy Anywhere.” capabilities of the Informatica Platform. Worldwide, over 5,000 enterprises depend on Informatica to fully leverage their information assets from devices to mobile to social to big data residing on-premise, in the Cloud and across social networks. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica's condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.
Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making and as a means to evaluate period to period comparisons. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica's performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica's industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies' operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 (“Stock Compensation”) allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods. There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees' compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.
Forward Looking Statements
This press release includes forward looking statements, such as those related to our growth opportunities and our executive officer changes. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from the statements made in this press release. Potential risks and uncertainties that could cause actual results to differ include, among others, risks and uncertainties related to competition, product introductions and enhancements, quarterly and seasonal fluctuations, macroeconomic and geopolitical conditions, our ability to forecast sales and trends in our business, reductions in our sales pipeline and pipeline conversion rates, changes to our sales cycles, changes in our product offering strategies, our international operations and the loss of key personnel. A discussion of these and other risks and uncertainties is included in our recent SEC filings, including our most recent report on Form 10-Q. Copies of these documents may be obtained from the SEC, by contacting our investor relations department or from our investor relations website at www.informatica.com/investor. All information provided in this press release is as of July 24, 2014, and Informatica assumes no obligation and does not intend to update or revise any forward-looking statements made in this press release as a result of new information or future events.
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Note: Informatica, Informatica Vibe, Informatica Platform, Informatica Cloud, Intelligent Data Platform, and Secure@Source are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenues:
Software	$103,455	$91,428	$206,498	$179,334
Service	147,258	131,011	287,312	257,405
Total revenues	250,713	222,439	493,810	436,739
Cost of revenues:
Software	2,450	2,501	5,569	4,643
Service	43,343	36,463	83,572	72,493
Amortization of acquired technology	3,286	5,621	7,271	11,345
Total cost of revenues	49,079	44,585	96,412	88,481
Gross profit	201,634	177,854	397,398	348,258
Operating expenses:
Research and development	48,850	41,668	94,535	81,191
Sales and marketing	96,784	89,510	188,368	173,567
General and administrative	20,019	19,181	40,072	37,668
Amortization of intangible assets	1,384	2,000	2,920	3,988
Acquisitions and other charges (benefit)	771	(436)	860	1,214
Total operating expenses	167,808	151,923	326,755	297,628
Income from operations	33,826	25,931	70,643	50,630
Interest and other income, net	815	374	1,757	1,076
Income before income taxes	34,641	26,305	72,400	51,706
Income tax provision	11,812	8,139	24,718	15,633
Net income	$22,829	$18,166	$47,682	$36,073
Net income per share:
Basic	$0.21	$0.17	$0.44	$0.33
Diluted	$0.20	$0.16	$0.43	$0.32
Shares used in per share calculation:
Basic	109,739	108,138	109,453	107,904
Diluted	111,601	111,344	111,770	111,305

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$257,772	$297,818
Short-term investments	428,399	379,616
Accounts receivable, net of allowances of $4,028 and $4,135, respectively	181,493	204,374
Deferred tax assets	46,773	32,898
Prepaid expenses and other current assets	46,275	34,541
Total current assets	960,712	949,247
Property and equipment, net	159,318	157,308
Goodwill and intangible assets, net	608,317	564,767
Long-term deferred tax assets	30,674	44,865
Other assets	6,335	6,834
Total assets	$1,765,356	$1,723,021
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other current liabilities	$134,666	$144,493
Income taxes payable	—	14,184
Deferred revenues	296,681	285,184
Total current liabilities	431,347	443,861
Long-term deferred revenues	14,113	12,938
Long-term deferred tax liabilities	45	44
Long-term income taxes payable	30,641	29,878
Other liabilities	4,145	550
Stockholders' equity	1,285,065	1,235,750
Total liabilities and stockholders' equity	$1,765,356	$1,723,021

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2014	2013
Operating activities:
Net income	$47,682	$36,073
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,066	7,263
Stock-based compensation	29,607	29,379
Deferred income taxes	(3,426)	(3,663)
Tax benefits from stock-based compensation	225	3,518
Excess tax benefits from stock-based compensation	(2,634)	(4,810)
Amortization of intangible assets and acquired technology	10,191	15,333
Other operating activities, net	—	(2,462)
Changes in operating assets and liabilities:
Accounts receivable	23,491	21,308
Prepaid expenses and other assets	(2,324)	(1,298)
Accounts payable and accrued liabilities	(6,009)	(8,131)
Income taxes payable	(14,861)	(4,572)
Deferred revenues	11,073	20,989
Net cash provided by operating activities	102,081	108,927
Investing activities:
Purchases of property and equipment	(8,707)	(5,017)
Purchases of investments	(165,893)	(232,304)
Investment in equity interest, net	(282)	—
Maturities and sales of investments	117,900	164,620
Business acquisitions, net of cash acquired	(54,614)	(7,464)
Net cash used in investing activities	(111,596)	(80,165)
Financing activities:
Net proceeds from issuance of common stock	31,742	30,100
Repurchases and retirement of common stock	(55,872)	(42,982)
Withholding taxes related to restricted stock units net share settlement	(5,978)	(5,570)
Payment of contingent consideration	(3,061)	(2,490)
Excess tax benefits from stock-based compensation	2,634	4,810
Purchase of acquiree stock	—	(6,365)
Net cash used in financing activities	(30,535)	(22,497)
Effect of foreign exchange rate changes on cash and cash equivalents	4	(3,344)
Net increase (decrease) in cash and cash equivalents	(40,046)	2,921
Cash and cash equivalents at beginning of period	297,818	190,127
Cash and cash equivalents at end of period	$257,772	$193,048

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Total revenues	$250,713	$222,439	$493,810	$436,739

Operating income:

GAAP operating income	$33,826	$25,931	$70,643	$50,630

Percentage of GAAP operating income to total revenues	13%	12%	14%	12%

Plus:
Amortization of acquired technology - Cost of revenues	3,286	5,621	7,271	11,345
Amortization of intangible assets - Operating expenses	1,384	2,000	2,920	3,988
Building operating expense - Operating expenses (1)	—	591	—	1,231
Acquisitions and other charges (benefit) - Operating expenses	771	(436)	860	1,214
Stock-based compensation - Cost of revenues and Operating expenses (2)	15,361	15,849	29,607	29,379
Non-GAAP operating income	$54,628	$49,556	$111,301	$97,787

Percentage of Non-GAAP operating income to total revenues	22%	22%	23%	22%

Net income:

GAAP net income	$22,829	$18,166	$47,682	$36,073

Plus:
Amortization of acquired technology - Cost of revenues	3,286	5,621	7,271	11,345
Amortization of intangible assets - Operating expenses	1,384	2,000	2,920	3,988
Building operating expense - Operating expenses (1)	—	591	—	1,231
Acquisitions and other charges (benefit) - Operating expenses	771	(436)	860	1,214
Stock-based compensation - Cost of revenues and Operating expenses (2)	15,361	15,849	29,607	29,379
Income tax adjustments	(5,092)	(7,647)	(10,272)	(14,306)
Non-GAAP net income	$38,539	$34,144	$78,068	$68,924

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Diluted net income per share:

Diluted GAAP net income per share	$0.20	$0.16	$0.43	$0.32
Plus:
Amortization of acquired technology	0.03	0.05	0.07	0.10
Amortization of intangible assets	0.01	0.02	0.02	0.04
Building operating expense (1)	—	0.01	—	0.01
Acquisitions and other charges (benefit)	0.01	—	0.01	0.01
Stock-based compensation (2)	0.14	0.14	0.26	0.27
Income tax adjustments	(0.04)	(0.07)	(0.09)	(0.13)
Diluted Non-GAAP net income per share	$0.35	$0.31	$0.70	$0.62

Shares used in computing diluted Non-GAAP net income per share	111,601	111,344	111,770	111,305
________________

(1)	Represents expense from operating current headquarters buildings purchased in February 2012 prior to occupancy in September 2013 by Informatica.
(2)	The allocation of the stock-based compensation is as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of service revenues	$1,454	$1,433	$2,918	$2,763
Operating expenses:
Research and development	5,214	4,978	9,876	9,418
Sales and marketing	5,137	5,686	9,843	10,375
General and administrative	3,556	3,752	6,970	6,823
Total stock-based compensation	$15,361	$15,849	$29,607	$29,379